Exhibit 10.23
2004 Stock Incentive Plan
First, that the Title of the Plan is amended to read as follows:
     “The Corporate Executive Board Company 2004 Stock Incentive Plan (as amended July 18, 2005 and December 22, 2006).”
Second, that the second sentence of Section 4 (Effective Date and Termination) of the Plan is amended to read as follows:
“~~This~~ The first amendment and restatement of the Plan was adopted by the Board of Directors of the Company as of July 18, 2005, which became effective~~and will become effective~~ when ~~it is~~ approved by the Company’s stockholders on August 18, 2005. The second amendment and restatement of the plan was adopted by the Board of Directors of the Company on December 22, 2006.”
Third, that Paragraphs 1 and 2 of Section 12 are amended to read as follows:
“In the event that the number of shares of Common Stock of the Company shall be increased or decreased through a reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend (other than regular, quarterly cash dividends), or otherwise in an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Award under the Plan, as well as the per share limits set forth in Section 5 of this Plan, ~~may~~ shall be proportionately adjusted by the Administrator to reflect such increase or decrease, unless the Company provides otherwise under the terms of such transaction. The terms of any outstanding Award ~~may~~ also shall be equitably adjusted by the Administrator as to price, and/or number of shares of Common Stock subject to such Award, and other terms, to reflect the foregoing events.
In the event there shall be any other change in the number or kind of outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of a change of control, other merger, consolidation or otherwise in circumstances that do not involve an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards that are not exercised within a time prescribed by the Administrator in its sole discretion. Notwithstanding anything to the contrary herein, any adjustment to Options granted pursuant to this Plan intended to qualify as ISOs shall comply with the requirements, provisions and restrictions of the Code.
Fourth, that item (vi) of Section 18(b) is amended to read as follows:
     “to establish the terms of ~~determine whether, and the extent to which,~~ adjustments ~~are required~~ pursuant to Section 12;”.

2002 Non-Executive Stock Incentive Plan
First, that the first sentence of Section 4 is amended to read as follows:
“This Plan was adopted by the Board of Directors of the Company as of March 6, 2002 (the “Effective Date”), ~~and is~~was amended effective October 7, 2002 to permit grants of Restricted Stock, and was further amended effective December 22, 2006 to address equity restructurings.
Second, that paragraphs 1 and 2 of Section 9 are amended to read as follows:
“In the event that the number of shares of Common Stock of the Company shall be increased or decreased through reorganization, reclassification, combination of shares, stock splits, reverse stock splits, spin-offs, or the payment of a stock dividend, (other than regular, quarterly cash dividends) or otherwise in an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Award under the Plan, ~~may~~ shall be proportionately adjusted to reflect such increase or decrease, unless the terms of the transaction provide otherwise. Outstanding Awards ~~may~~ also shall be ~~amended~~ equitably adjusted as to price and other terms, if necessary to reflect the foregoing events.”
“In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise in circumstances that do not involve an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Award may be exercised and may provide for cancellation of such accelerated Awards which are not exercised within a time prescribed by the Administrator in its sole discretion.”
Third, that item (g) of Section 12(b) is amended to read as follows:
“to ~~determine whether, and the extent to which,~~ establish the terms of adjustments ~~are required~~ pursuant to Section 9 hereof; and”

2001 Stock Option Plan
First, that Paragraphs 1 and 2 of Section 8 are amended to read as follows:
“In the event that the number of shares of Common Stock of the Company shall be increased or decreased through reorganization, reclassification, combination of shares, stock splits, reverse stock splits, spin-offs, or the payment of a stock dividend, (other than regular, quarterly cash dividends) or otherwise in an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Option under the Plan, ~~may~~ shall be proportionately adjusted to reflect such increase or decrease, unless the terms of the transaction provide otherwise. Outstanding Options ~~may~~ also shall be ~~amended~~ equitably adjusted as to price and other terms if necessary to reflect the foregoing events.”
“In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise in circumstances that do not involve an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Option may be exercised and may provide for cancellation of such accelerated Options which are not exercised within a time prescribed by the Administrator in its sole discretion. Notwithstanding anything to the contrary herein, any adjustment to Options granted pursuant to this Plan, particularly Options intending to qualify as ISOs, shall comply with the requirements, provisions and restrictions of the Code.”
Second, that item (g) of Section 11 is amended to read as follows:
“to ~~determine whether, and the extent to which,~~ establish the terms of adjustments are required pursuant to Section 8 hereof; and”

1999 Stock Option Plan
First, that Paragraphs 1 and 2 of Section 8 are amended to read as follows:
“In the event that the number of shares of Common Stock of the Company shall be increased or decreased through reorganization, reclassification, combination of shares, stock splits, reverse stock splits, spin-offs, or the payment of a stock dividend, (other than regular, quarterly cash dividends) or otherwise in an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then each share of Common Stock of the Company which has been authorized for issuance under the Plan, whether such share is then currently subject to or may become subject to an Option under the Plan, ~~may~~ shall be proportionately adjusted to reflect such increase or decrease, unless the terms of the transaction provide otherwise. Outstanding Options ~~may~~ also shall be ~~amended~~ equitably adjusted as to price and other terms if necessary to reflect the foregoing events.”
“In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, whether by reason of merger, consolidation or otherwise in circumstances that do not involve an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), then the Administrator shall, in its sole discretion, determine the appropriate adjustment, if any, to be effected. In addition, in the event of such change described in this paragraph, the Administrator may accelerate the time or times at which any Option may be exercised and may provide for cancellation of such accelerated Options which are not exercised within a time prescribed by the Administrator in its sole discretion. Notwithstanding anything to the contrary herein, any adjustment to Options granted pursuant to this Plan, particularly Options intending to qualify as ISOs, shall comply with the requirements, provisions and restrictions of the Code.”
Second, that item (g) of Section 11 is amended to read as follows:
“to ~~determine whether, and the extent to which,~~ establish the terms of adjustments are required pursuant to Section 8 hereof; and”

Employee Stock Purchase Plan
That Section 14 is amended to read as follows:
14.Adjustments upon Changes in Securities.
(a) Subject to any required action by the stockholders of the Company, the number of Shares covered by each Right under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under a Right (collectively, the “Reserves”), as well as the price per Share covered by each Right under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or the payment of stock dividend (but only on the Common Stock) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, including any equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised); provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “ effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a Right.
(b) In the event of the proposed dissolution or liquidation of the Company, any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the Rights under the Plan shall terminate as of a date fixed by the Committee and give each Participant the right to exercise his or her Right. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation or a parent or subsidiary of such successor corporation when the Company is not the surviving corporation, or a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, in circumstances that do not involve an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, and in lieu of assumption or substitution of the Rights, provide that each Participant shall have the right to exercise his or her Right. If the Committee makes a Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant that the Right shall be fully exercisable for a period of twenty (20) days from the date of such notice (or such other period of time as the Committee shall determine), and the Right shall terminate upon the expiration of such period.
(c) The Committee shall~~may, if it so determines in the exercise of its sole discretion,~~ also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding Right, in the event that the Company effects one or more reorganizations, recapitalizations, rights offering, or other increases or reductions of outstanding Shares in an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), and the Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding Right in the event of the Company being consolidated with or merged into any other corporation.

Directors’ Stock Plan
First, that item (d) of Section 7 is amended to read as follows:
“to ~~determine whether, and the extent to which,~~ establish the terms of adjustments ~~are~~ required pursuant to Section 9 hereof; and”
Second, that Paragraph 1 of Section 9 is amended to read as follows:
“If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, reclassification, dividend (other than a regular, quarterly cash dividend or an issuance of the class of securities then subject to this Plan as part of a public or private offering thereof) or other distribution, stock split, reverse stock split, spin-off or the like in an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised), or if substantially all of the property and assets of the Company are sold, then, ~~unless the terms of such transaction shall provide otherwise,~~ the maximum number and type of shares or other securities that may be issued under this Plan shall be appropriately adjusted. The Committee shall determine, in its sole discretion, the appropriate adjustment, ~~if any,~~ to be effected pursuant to the immediately preceding sentence. In addition, in connection with any such changes in the class of securities then subject to this Plan, the Committee ~~may~~ shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options and Stock Grants theretofore awarded under this Plan and the exercise price of such Options or price, if any, of such Stock Grants.”